Exhibit 10.35

                      SALES CONTRACT OF INDUSTRIAL PRODUCTS
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                                                                   NO.:
                                                               SIGNED AT: Tai'an
                                                             DATE: June 13, 2005

This contract is made and entered into by and between Shandong Taifeng Minerals Co., Ltd (hereinafter referred to as the Seller) and Shandong Haize Nanomaterials Co., Ltd (hereinafter referred to as the Buyer); whereby the Seller agree to sell and the Buyer agree to buy the commodity mentioned in this contract subject to the terms and conditions stipulated below:

Article 1: Object, Quantity, Price and Date of Delivery

NAME OF COMMODITY: Bituminous Coal

UNIT: ton

QUANTITY: 3,000

UNIT PRICE: RMB 455 yuan

TOTAL AMOUNT: RMB 1,365,000.00 (one million, three hundred and sixty-five thousand) yuan

DATE OF DELIVERY: From June 13 2005 to June 13 2006, 250 tons each month

Article 2: QUALITY STANDARD

The heat value shall be more than 5,000 kcal; and the content of debris shall be less than 1.6%; and the sulfur content shall be below 1.5%.

Article 3: SUPPLY

QUANTITY REQUIREMENT: The monthly supply shall no less than 250 tons.

Article 4: STANDARD FOR REASONABLE WEAR AND TEAR AND COMPUTING MODE: The quantity shall be based on the weighing slip on the scale at the factory, and any losses shall be responsible for the Seller itself.

Article 5: MEANS AND PLACE OF DELIVERY: The Buyer's coal stock.



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Article 6: MODE OF TRANSPORAT AND DESTINATION AND COST ALLOCATION:  By road; the
Seller shall pay the cost.

Article 7: STANDARD, METHOD, and PLACE AND TIME LIMIT OF INSPECTION: The check and acceptance will be done in the place of the Buyer; those failing to meet the standards will be rejected.

Article 8: METHOD, TIME AND PLACE OF PAYMENT: Cash on Delivery.

Article 9: BREACH LIABILITY: shall be governed by the provisions of the Contract Law.

Article 10: METHOD OF SETTLING THE DISPUTE OVER THE CONTRACT:

IN THE PERFORMING OF THIS CONTRACT, IF ANY DISPUTE ARISES, THE TWO PARTIES SHALL SETTLE IT THROUGH FRIENDLY DISCUSSIONS; THE DISPUTE CAN ALSO BE MEDIATED BY THE LOCAL INDUSTRIAL AND COMMERICAL ADMINISTRATION; IF NO SETTLEMENT COMES FROM THE DISCUSSIONS OR MEDIATATIONS, THE DISPUTE SHALL BE SETTLED BY LAWSUITS THROUGH THE PEOPLE'S COURT.

Article 11: THIS CONTRACT SHALL BECOME EFFECTIVE after having been officially signed by the two parities.

Article 12: MISCELLANEOUS: The contract period is one full year.

THE SELLER:                                THE BUYER:
Shandong Taifeng Minerals Co., Ltd         Shandong Haize Nanomaterials Co., Ltd

/s/ Liu Changzhou                           /s/ Chen Xukui
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AUTHORISED SIGNATURE                       AUTHORISED SIGNATURE